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Merrill Lynch Investment Managers


Semi-Annual Report

January 31, 2001



Merrill Lynch
Ohio Municipal
Bond Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper#16156-1/01


www.mlim.ml.com



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2% - 3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a resultof moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds.This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
During the six months ended January 31, 2001, the market for bonds issued by the state of Ohio and its various municipalities and political subdivisions did not appreciably diverge from the general market at large. This similarity is partly attributable to stable new-issue volume for the past six months, as compared to the same period last year. Despite a generally favorable investment climate resulting from steadily declining interest rates, institutional investor demand remained fairly tepid. However, individual investors continued to demonstrate a healthy appetite for tax-exempt securities and the attractive taxable equivalent yields they generate.

In terms of portfolio strategy, we consistently sought to provide shareholders with a competitive dividend within the context of reduced net asset value volatility. Accordingly, the Fund's cash reserves were kept to minimal levels for the bulk of the period. The Fund's performance benefited from this decision as long-term interest rates have generally declined. More recently, as the bond market rally accelerated late last year, we took steps to reduce the Fund's average portfolio maturity. We were able to capture 90% - 95% of the yield available on the longest-dated securities by investing in bonds that possessed maturities of no more than 15 years - 20 years. This strategy enabled us to reduce interest rate volatility without sacrificing a material amount of income. The Fund's current structure and composition reflect a relatively neutral investment outlook going into the months ahead. We will maintain this stance until the outcome of the Federal Reserve Board's recent shift toward an accommodative monetary policy is clear and the new Presidential Administration's tax-cut proposal, in its entirety or of some proportion, is enacted.

Ohio has continued to benefit from strong growth over the last several years. Successive general fund surpluses have been used to build a reserve of more than $1 billion, and allowed tax relief and attention to school funding in order to meet constitutional requirements. While dependence on manufacturing remains a risk within the context of a slowing economy, the Governor's proposed budget for the 2001 - 2003 biennium demonstrates both restraint in spending and relatively modest assumptions regarding growth in tax revenues. Education continues to be a major focus and the legislature has until June 1, 2001 to achieve a constitutional school funding method.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry Glenn)
Terry Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


March 5, 2001




Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

PROXY RESULTS
During the six-month period ended January 31, 2001, Merrill Lynch
Ohio Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

                                                                       Shares Voted         Shares Witheld
                                                                           For               From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn             4,601,055               33,678
                                             James H. Bodurtha          4,600,470               34,263
                                             Herbert I. London          4,601,055               33,678
                                             Joseph L. May              4,599,200               35,533
                                             Andre F. Perold            4,600,470               34,263
                                             Roberta Cooper Ramo        4,601,055               33,718
                                                                      Shares Voted     Shares Voted    Shares Voted
                                                                          For            Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                   4,577,364           2,949          54,420

3. To approve an amendment to the Fund's charter permitting the
   Board to convert the Fund to "master/feeder" structure.             4,444,102           82,382        108,249


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA (concluded)

Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/00                    +8.71%         +4.36%
Five Years Ended 12/31/00                  +4.39          +3.54
Inception (2/28/92)
through 12/31/00                           +6.12          +5.63

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/00                    +8.16%         +4.16%
Five Years Ended 12/31/00                  +3.86          +3.86
Inception (2/28/92)
through 12/31/00                           +5.58          +5.58

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/00                     8.16%          7.16%
Five Years Ended 12/31/00                   3.75           3.75
Inception (10/21/94)
through 12/31/00                            5.39           5.39

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/00                    +8.71%         +4.36%
Five Years Ended 12/31/00                  +4.28          +3.44
Inception (10/21/94)
through 12/31/00                           +5.93          +5.24

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                    6 Month         12 Month      Since Inception   Standardized
As of January 31, 2001                            Total Return    Total Return      Total Return     30-Day Yield
ML Ohio Municipal Bond Fund Class A Shares           +5.03%         +11.23%            +70.88%           3.94%
ML Ohio Municipal Bond Fund Class B Shares           +4.77          +10.67             +63.32            3.56
ML Ohio Municipal Bond Fund Class C Shares           +4.71          +10.56             +39.87            3.49
ML Ohio Municipal Bond Fund Class D Shares           +4.88          +11.01             +44.29            3.84

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 2/28/92 for Class A & Class
B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS                                                                          (in Thousands)
S&P      Moody's     Face
Ratings   Ratings   Amount                            Issue                                                 Value

Ohio--93.5%
AAA       Aaa     $  425      Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                   $   453

NR*       Ba2      1,600      Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                              (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019                   1,380

AAA       Aaa        620      Cleveland, Ohio, GO, 5.125% due 12/01/2019 (c)                                     623

AAA       Aaa      1,000      Cleveland, Ohio, GO, Refunding, 4.625% due 10/01/2018 (d)                          945

AAA       Aaa        150      Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage F-92,
                              Series A, 6.25% due 1/01/2015 (b)                                                  156

AAA       Aaa      1,015      Columbus, Ohio, Limited Tax, GO, Series 1, 4.625% due 6/15/2018                    969

A1+       VMIG1++  1,500      Cuyahoga County, Ohio, Economic Development Revenue Bonds (The
                              Cleveland Orchestra Project), VRDN, 4.40% due 4/01/2028 (h)                      1,500

NR*       NR*      1,000      Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding
                              Bonds (Benjamin Rose Institute Project), 5.50% due 12/01/2028                      792

AAA       NR*      1,600      Forest Hills, Ohio, Local School District, GO, 6.25% due 12/01/2020 (d)          1,744

AAA       Aaa      1,200      Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)        1,379

AAA       Aaa      1,740      Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                   2,117

A+        NR*      1,660      Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)               1,780

NR*       NR*      1,000      Lucas County, Ohio, Health Care Facility Revenue Refunding and
                              Improvement Bonds (Sunset Retirement Communities), Series A,
                              6.50% due 8/15/2020                                                              1,008

NR*       NR*      2,000      Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                              6.125% due 12/01/2004 (g)                                                        2,173

AAA       Aaa      2,500      Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                              (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(g)                           2,640

A         A2       2,000      Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                              Corp. Project), AMT, 6.75% due 7/01/2014                                         2,352

AAA       Aaa      3,000      North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (b)(g)         3,366

                              Ohio HFA, Mortgage Revenue Bonds, AMT (e):
NR*       Aaa      1,220       Series A-1, 6.15% due 3/01/2029                                                 1,270
AAA       Aaa        830       Series B-2, 6.70% due 3/01/2025                                                   874

AAA       Aaa        575      Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.669%
                              due 3/31/2031 (a)(e)                                                               604

BBB       Baa1       410      Ohio State Environmental Improvement Revenue Refunding Bonds
                              (USX Corporation Project), 5.625% due 5/01/2029                                    348



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                              (in Thousands)
S&P      Moody's     Face
Ratings   Ratings   Amount                            Issue                                                 Value

Ohio (concluded)
NR*       NR*     $1,000      Ohio State Higher Educational Facility, Commission Revenue
                              Bonds (University of Findlay Project), 6.125% due 9/01/2016                  $   1,026

AA        Aa2      1,000      Ohio State Higher Educational Facility, Commission Revenue
                              Refunding Bonds (Case Western Reserve University), Series D,
                              6.25% due 7/01/2014                                                              1,168

AA        Aa3      1,410      Ohio State Higher Educational Facility Revenue Refunding Bonds
                              (Case Western Reserve University), 6.25% due 10/01/2016                          1,635

BBB       Ba2      2,000      Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                              Project), AMT, 5.65% due 3/01/2033                                               1,245

AA        A1       3,000      Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                              Series A, 5.55% due 2/15/2013                                                    3,135

AAA       Aaa      1,000      Ohio State Water Development Authority, Pollution Control
                              Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                              Project), 6.15% due 8/01/2023 (b)                                                1,057

AA        NR*        525      Reading, Ohio, Development Revenue Bonds (Sisters of Notre
                              Dame-Saint Mary's Educational Institute), 5.85% due 2/01/2015                      551

AAA       Aaa        250      Southwest Licking, Ohio, Local School District, GO, 5.75%
                              due 12/01/2015 (c)                                                                 278

NR*       Aaa      1,125      Springfield, Ohio, GO, Refunding, 6% due 12/01/2023 (c)                          1,219

AAA       Aaa      1,000      Summit County, Ohio, GO, Refunding, 6.50% due 12/01/2016 (c)                     1,152

NR*       Aa3      1,000      Toledo-Lucas County, Ohio, Port Authority Revenue Refunding
                              Bonds (Cargill Inc. Project), 5.90% due 12/01/2015                               1,035

AAA       Aaa      2,000      Westerville, Ohio, Minerva Park and Blendon Township, Joint
                              Hospital District Revenue Refunding Bonds (St. Ann's Hospital),
                              Series B, 7% due 9/15/2012 (b)(f)                                                2,083

Puerto Rico--4.9%

NR*       Aa2      2,000      Puerto Rico Industrial Tourist Educational, Medical and
                              Environmental Control Facilities Revenue Bonds (Ascension Health),
                              RIB, Series 377, 7.59% due 11/15/2030 (a)                                        2,316

Total Investments (Cost--$43,939)--98.4%                                                                      46,373

Other Assets Less Liabilities--1.6%                                                                              735
                                                                                                            --------
Net Assets--100.0%                                                                                          $ 47,108
                                                                                                            ========

(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 2001
Assets:             Investments, at value (identified cost--$43,939,166)                                    $ 46,373,033
                    Cash                                                                                          14,098
                    Receivables:
                      Interest                                                             $    696,319
                      Securities sold                                                           652,776
                      Beneficial interest sold                                                   78,470        1,427,565
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,133
                                                                                                            ------------
                    Total assets                                                                              47,815,829
                                                                                                            ------------
Liabilities:        Payables:
                      Beneficial interest redeemed                                              556,145
                      Dividends to shareholders                                                  51,498
                      Investment adviser                                                         21,574
                      Distributor                                                                15,957          645,174
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        63,007
                                                                                                            ------------
                    Total liabilities                                                                            708,181
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 47,107,648
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     57,668
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        338,947
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         22,037
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         35,319
                    Paid-in capital in excess of par                                                          47,669,216
                    Accumulated realized capital losses on investments--net                                  (2,063,953)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                         (1,385,453)
                    Unrealized appreciation on investments--net                                                2,433,867
                                                                                                            ------------
                    Net assets                                                                              $ 47,107,648
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $5,984,395 and 576,683 shares of
                    beneficial interest outstanding                                                          $     10.38
                                                                                                            ============
                    Class B--Based on net assets of $35,172,825 and 3,389,470 shares of
                    beneficial interest outstanding                                                          $     10.38
                                                                                                            ============
                    Class C--Based on net assets of $2,286,654 and 220,370 shares of
                    beneficial interest outstanding                                                          $     10.38
                                                                                                            ============
                    Class D--Based on net assets of $3,663,774 and 353,190 shares of
                    beneficial interest outstanding                                                          $     10.37
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2001
Investment          Interest and amortization of premium and discount earned                                $  1,442,918
Income:

Expenses:           Investment advisory fees                                               $    134,167
                    Account maintenance and distribution fees--Class B                           90,910
                    Accounting services                                                          34,732
                    Professional fees                                                            28,666
                    Printing and shareholder reports                                             20,499
                    Transfer agent fees--Class B                                                  9,562
                    Account maintenance and distribution fees--Class C                            6,311
                    Trustees' fees and expenses                                                   3,494
                    Registration fees                                                             2,752
                    Pricing fees                                                                  2,742
                    Account maintenance fees--Class D                                             2,138
                    Custodian fees                                                                1,612
                    Transfer agent fees--Class A                                                  1,316
                    Transfer agent fees--Class D                                                    925
                    Transfer agent fees--Class C                                                    563
                    Other                                                                         1,999
                                                                                           ------------
                    Total expenses                                                                               342,388
                                                                                                            ------------
                    Investment income--net                                                                     1,100,530
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             26,149
Unrealized          Change in unrealized appreciation on investments--net                                      1,110,751
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  2,237,430
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                            For the Six          For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 2001    July 31, 2000
Operations:         Investment income--net                                                 $  1,100,530     $  2,598,150
                    Realized gain (loss)on investments--net                                      26,149      (2,610,120)
                    Change in unrealized appreciation on investments--net                     1,110,751         (80,009)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           2,237,430         (91,979)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                 (149,517)        (357,104)
Shareholders:         Class B                                                                 (802,542)      (1,905,493)
                      Class C                                                                  (45,354)         (96,674)
                      Class D                                                                 (103,117)        (238,879)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --        (181,498)
                      Class B                                                                        --      (1,029,522)
                      Class C                                                                        --         (51,882)
                      Class D                                                                        --        (122,551)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (1,100,530)      (3,983,603)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (4,125,479)     (14,461,235)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (2,988,579)     (18,536,817)
                    Beginning of period                                                      50,096,227       68,633,044
                                                                                           ------------     ------------
                    End of period                                                          $ 47,107,648     $ 50,096,227
                                                                                           ============     ============


                    See Notes to Financial Statements.




Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (continued)
Financial Highlights
                                                                                         Class A
                                                                       For the
                                                                     Six Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .51       .52       .55        .55
                    Realized and unrealized gain (loss)on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .50        .11       .18       .59       1.02
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.25)      (.51)     (.52)     (.55)      (.55)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.25)      (.75)     (.62)     (.55)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 5.03%++      1.28%     1.59%     5.43%      9.80%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             .99%*       .87%      .92%      .83%       .80%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                              4.95%*      5.00%     4.70%     4.92%      5.07%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  5,984   $  6,060  $  9,161  $  9,252   $  8,506
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.52%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========
                                                                                         Class B
                                                                       For the
                                                                     Six Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .23        .46       .47       .50        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48        .06       .13       .54        .96
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.23)      (.46)     (.47)     (.50)      (.49)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.23)      (.70)     (.57)     (.50)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 4.77%++       .77%     1.08%     4.90%      9.25%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            1.50%*      1.38%     1.43%     1.34%      1.31%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                              4.41%*      4.49%     4.19%     4.41%      4.56%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 35,173   $ 37,864  $ 50,892  $ 55,554   $ 60,072
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.52%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

FINANCIAL INFORMATION (concluded)
Financial Highlights(concluded)
                                                                                         Class C
                                                                       For the
                                                                     Six Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .44       .46       .48        .48
                    Realized and unrealized gain (loss)on
                    investments--net                                       .25      (.40)     (.34)       .04        .47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .47        .04       .12       .52        .95
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.22)      (.44)     (.46)     (.48)      (.48)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.22)      (.68)     (.56)     (.48)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.38   $  10.13  $  10.77  $  11.21   $  11.17
                                                                      ========   ========  ========  ========   ========
Total Investment    Based on net asset value per share                 4.71%++       .67%      .98%     4.79%      9.14%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            1.60%*      1.48%     1.53%     1.44%      1.41%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                              4.31%*      4.39%     4.08%     4.31%      4.46%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,287   $  2,057  $  2,713  $  2,526   $  2,412
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.52%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========
                                                                                         Class D
                                                                       For the
                                                                     Six Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,      For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  10.13   $  10.77  $  11.21  $  11.16   $  10.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .51       .54        .54
                    Realized and unrealized gain (loss)on
                    investments--net                                       .24      (.40)     (.34)       .05        .46
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49        .10       .17       .59       1.00
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.25)      (.50)     (.51)     (.54)      (.54)
                      Realized gain on investments--net                     --         --     (.10)        --         --
                      In excess of realized gain on investments--net        --      (.24)        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.25)      (.74)     (.61)     (.54)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.37   $  10.13  $  10.77  $  11.21   $  11.16
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 4.88%++      1.18%     1.49%     5.42%      9.60%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                            1.09%*       .97%     1.02%      .93%       .90%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                              4.82%*      4.90%     4.59%     4.82%      4.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,664   $  4,115  $  5,867  $  5,267   $  4,310
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.52%     57.46%    82.55%    35.46%     52.57%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account
                       Maintenance     Distribution
                           Fee             Fee

Class B                    .25%           .25%
Class C                    .25%           .35%
Class D                    .10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD     MLPF&S

Class A                      $ 16     $  250
Class D                      $450     $4,676

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $18,800 and $1 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $28,549 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001, were $7,315,033 and $11,334,276, respectively.

Net realized gains for the six months ended January 31, 2001, and net unrealized gains as of January 31, 2001 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $    26,149    $ 2,433,867
                                  -----------    -----------
Total                             $    26,149    $ 2,433,867
                                  ===========    ===========

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,433,867, of which $2,857,062 related to appreciated securities and $423,195 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $43,939,166.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,125,479 and $14,461,235 for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                            24,319   $    248,238
Shares issued to share-
holders in reinvestment
of dividends                            8,093         82,677
                                  -----------   ------------
Total issued                           32,412        330,915
Shares redeemed                      (53,728)      (549,493)
                                  -----------   ------------
Net decrease                         (21,316)  $   (218,578)
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            44,863   $    453,112
Shares issued to share-
holders in reinvestment of
dividends and distributions            32,167        323,755
                                  -----------   ------------
Total issued                           77,030        776,867
Shares redeemed                     (329,401)    (3,328,352)
                                  -----------   ------------
Net decrease                        (252,371)  $ (2,551,485)
                                  ===========   ============


Class B Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                           198,528   $  2,026,093
Shares issued to share-
holders in reinvestment
of dividends                           37,127        379,317
                                  -----------   ------------
Total issued                          235,655      2,405,410
Automatic conversion of
shares                               (48,343)      (494,354)
Shares redeemed                     (534,410)    (5,449,475)
                                  -----------   ------------
Net decrease                        (347,098)  $ (3,538,419)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           271,408   $  2,765,352
Shares issued to share-
holders in reinvestment of
dividends and distributions           152,050      1,529,598
                                  -----------   ------------
Total issued                          423,458      4,294,950
Automatic conversion of
shares                               (33,581)      (348,151)
Shares redeemed                   (1,377,200)   (13,956,528)
                                  -----------   ------------
Net decrease                        (987,323)  $(10,009,729)
                                  ===========   ============


Class C Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                            31,411   $    322,523
Shares issued to share-
holders in reinvestment
of dividends                            2,038         20,824
                                  -----------   ------------
Total issued                           33,449        343,347
Shares redeemed                      (16,114)      (164,950)
                                  -----------   ------------
Net increase                           17,335   $    178,397
                                  ===========   ============


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            19,805   $    198,840
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,571         76,159
                                  -----------   ------------
Total issued                           27,376        274,999
Shares redeemed                      (76,157)      (777,562)
                                  -----------   ------------
Net decrease                         (48,781)  $   (502,563)
                                  ===========   ============


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001

Class D Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                            31,163   $    317,260
Automatic conversion
of shares                              48,379        494,354
Shares issued to share-
holders in reinvestment
of dividends                            4,433         45,273
                                  -----------   ------------
Total issued                           83,975        856,887
Shares redeemed                     (137,090)    (1,403,766)
                                  -----------   ------------
Net decrease                         (53,115)  $   (546,879)
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           100,119   $  1,036,036
Automatic conversion
of shares                             33,583         348,151
Shares issued to share-
holders in reinvestment of
dividends and distributions            19,074        191,717
                                  -----------   ------------
Total issued                          152,776      1,575,904
Shares redeemed                     (291,291)    (2,973,362)
                                  -----------   ------------
Net decrease                        (138,515)  $ (1,397,458)
                                  ===========   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $763,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2001


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Arthur Zeikel, Trustee of Merrill Lynch Ohio Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863